                                                                   Exhibit 10.36

                                                                  EXECUTION COPY

                                SEVENTH AMENDMENT
                                 WITH RESPECT TO
                             NOTE PURCHASE AGREEMENT

         THIS SEVENTH AMENDMENT WITH RESPECT TO NOTE PURCHASE AGREEMENT is entered into as of July 17, 2001 among HERCULES INCORPORATED, a Delaware corporation (the "Company"), which is successor to BetzDearborn Inc. ("BetzDearborn") under the Note Agreement referred to below, PUTNAM FIDUCIARY TRUST COMPANY ("Putnam"), in its capacity as successor Trustee (the "Trustee") of The BetzDearborn Inc. Employee Stock Ownership and 401(k) Trust (the "ESOT") of the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (the "Plan"), the undersigned subsidiaries of the Company and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

                              W I T N E S S E T H:

         WHEREAS, BetzDearborn adopted the Betz Laboratories, Inc. Employee Stock Ownership Plan (the "Plan") effective January 1,1989, changed the name of the Plan to the name shown above and most recently amended and restated the Plan effective January 1,1994; and

         WHEREAS, pursuant to the Plan and effective January 1,1989, BetzDearborn entered into an Agreement of Trust with Mellon Bank, N.A. ("Mellon") as trustee ("Trustee"), thereby establishing the ESOT; and

         WHEREAS, as of June 19,1989, the ESOT and BetzDearborn entered into a Note Purchase Agreement with Prudential whereby the ESOT sold and Prudential purchased $100,000,000 principal amount of the ESOT's Notes (guaranteed by BetzDearborn), approximately $75,461,000 of which are still outstanding and held by Prudential, which Purchase Agreement was amended by a First Amendment thereto as of June 25,1996 and a Second Amendment thereto as of June 25,1998 and which was supplemented and amended by a Consent and Waiver and Assumption (the "Consent and Assumption") effective October 15, 1998 executed by and among BetzDearborn, the Company and Prudential and further amended by a Third Amendment and Assumption Agreement (the "Third Amendment") dated as of December 31,1998 executed by and among BetzDearborn the Company and Prudential, a Fourth Amendment dated as of April 19,1999 among the parties hereto, a Fifth Amendment dated as of July 26, 2000 among the parties thereto and a Sixth Amendment dated as of November 14, 2000 among the parties hereto (as so amended and supplemented by said Amendment and the Consent and Assumption being herein called the "Note Agreement"); and

         WHEREAS, as of October 1, 1992, BetzDearborn removed Mellon as Trustee, appointed Putnam as successor Trustee and amended and restated the foregoing Agreement of Trust, retitling it as "Trust Agreement for Betz Laboratories Inc. Employee Stock Ownership and 401 (k) Plan," and continued the ESOT with the successor Trustee; and

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of July 30, 1998 among the Company, Water Acquisition Co. and BetzDearborn, BetzDearborn became a wholly-owned subsidiary of the Company on October 15, 1998 (the "Merger"); and


         WHEREAS, pursuant to the Consent and Amendment and the Third Amendment
(i) the Company has assumed all of the obligations of BetzDearborn under the Note Agreement and in respect of the ESOT Notes and BetzDearborn has been released from all such obligations (except insofar as BetzDearborn shall have obligations as a Guarantor under the Note Agreement), and (ii) the Company has succeeded to, and been substituted for, and is entitled to exercise every right and power of, "the Company" under the Note Agreement; and


         WHEREAS, the parties hereto desire to amend certain provisions of the Note Agreement, as provided for herein.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO NOTE AGREEMENT


         (a) Subparagraph 5.2(a)(i) of the Note Agreement is hereby amended and restated in its entirety to read as follows:


                  (i) Leverage Ratio. It will not permit, as of the last day of any fiscal quarter, the Leverage Ratio to exceed the ratio set forth below for the applicable period:


               Period                                   Maximum Leverage Ratio
               ------                                   ----------------------
October 1, 2000 through June 30, 2001                         4.75 to 1.0
July 1, 2001 through September 30, 2001                       5.25 to 1.0
October 1, 2001 through December 31, 2001                     5.00 to 1.0
January 1, 2002 through March 31, 2002                        4.75 to 1.0
April 1, 2002 through June 30, 2002                           4.50 to 1.0
July 1, 2002 and thereafter                                   4.25 to 1.0



         (b) Subparagraph 5.2(a)(iii) of the Note Agreement is hereby amended and restated in its entirety to read as follows:


                  (ii) Interest Coverage Ratio. It will not permit as of the last day of any fiscal quarter, the Interest Coverage Ratio to be less than the ratio set forth below for the applicable period:


               Period                            Maximum Interest Coverage Ratio
               ------                            -------------------------------
October 1, 2000 through June 30, 2001                      1.75 to 1.0
July 1, 2001 through September 30, 2001                    1.65 to 1.0
October 1, 2001 through December 31, 2001                  1.75 to 1.0
January 1, 2002 and thereafter                             2.00 to 1.0



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
         (c) The definition of "Asset Disposition" in Paragraph 12A of the Note Agreement is hereby deleted in its entirety and the following substituted therefor;


                  "Asset Disposition": the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of the Company or any of its Subsidiaries whether by sale, lease, transfer or otherwise (including a disposition pursuant to any casualty or condemnation event, but excluding a disposition pursuant to a Permitted Receivables Financing). The term "Asset Disposition" shall not include (i) the sale of inventory in the ordinary course of business, (ii) the sale or disposition of machinery and equipment no longer used of useful in the conduct of such Person's business, (iii) any Equity Issuance by the Company, (iv) intercompany transfers from a Credit Party of a wholly-owned Subsidiary of a Credit Party to a Credit Party, (v) intercompany transfers from any wholly-owned Subsidiary of a Credit Party (which Subsidiary is not itself a Credit Party or a First Tier Foreign Subsidiary) to any wholly-owned Subsidiary of a Credit Party or (vi) intercompany transfers from a First Tier Foreign Subsidiary to another First Tier Foreign Subsidiary as long as the Company can demonstrate pursuant to documentation reasonably satisfactory to the Collateral Agent that the Collateral Agent's security interest in the Pledged Shares (as defined in the Pledge Agreements) of such First Tier Foreign Subsidiary receiving the assets is as perfected as the Collateral Agent's security interest in the prior First Tier Foreign Subsidiary.


         (d) The definition of "Consolidated EBITDA" in Paragraph 12A of the Note Agreement is hereby deleted in its entirety and the following substituted therefor:


                  "Consolidated EBITDA": for any fiscal period, (i) Consolidated Net Income for such period, plus (ii) Consolidated Interest Expense for such period, plus (iii) to the extent deducted in computing such Consolidated Net Income, the sum of (a) taxes, (b) depreciation, (c) amortization, (d) any non-cash charges, (e) for the fiscal quarter ended June 30, 2001 through the fiscal quarter ended lime 30, 2002 only, any non-recurring cash charges associated with the restructuring of the Company end its Subsidiaries initiated on or after April 1, 2001 in an aggregate amount not to exceed $50 million and (f) any extraordinary, unusual or non-recurring cash losses or cash charges incurred in connection with (x) the Acquisition in an amount not to exceed $170 million after taxes in the aggregate for all such add-backs pursuant to this sublease (x) and (y) the settlement prior to the Closing Date of certain litigation in an amount not to exceed $63 million after taxes in the aggregate for all such add-backs pursuant to this subclause (y), minus (iv) any extraordinary gains and noncash gains.


         (e) The definition of "Consolidated Net Worth" in Paragraph 12A of the Note Agreement is hereby deleted in its entirety and the following substituted therefor:


                  "Consolidated Net Worth": as of the end of the most recently ended calendar month, the sum of (i) all items that would be included under stockholders' equity on a consolidated balance sheet of the Company and its

         Consolidated Subsidiaries plus, (ii) insurance reserves. Consolidated Net Worth shall be determined in accordance with generally accepted accounting principles substantially the same as those used by the Company in preparing the financial statements referred to in subparagraph 3.2 of the Third Amendment and on a consolidated basis substantially the same as that used by the Company in preparing such financial statements; provided however, that neither (A) foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation", (B) items reported in comprehensive income and accumulated other comprehensive income under Financial Accounting Standards Statement No. 130 (including but not limited to gains or losses for derivatives designated as a hedge of exposure to variable cash flows of forecasted transactions and derivatives designated as a hedge of foreign currency exposure of a net investment in a foreign operation) nor (C) items and charges related to the impairment of goodwill in connection with the Acquisition to the extent, in the amount and only for so long as required by generally accepted accounting principals, shall in any case be taken into account in calculating Consolidated Net Worth.

SECTION 2. ACKNOWLEDGMENT AND AFFIRMATION BY CREDIT PARTIES

         Each Credit Patty affirms the liens and security interests created and granted by it in the Credit Documents (including, but not limited to, the Pledge Agreement, the Security Agreement and the Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES


         In order to induce Prudential to enter into this Amendment, each of the Credit Parties makes the following representations, covenants and warranties which shall survive the execution and delivery of the Credit Documents:


                  (i) It has taken necessary action to authorize the execution, delivery and performance of this Amendment.


                  (ii) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws of (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.



                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.


                  (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to paragraph 6 of the Note Agreement) in any manner, except as specifically set forth herein.

                  (v) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of Prudential's execution and delivery of this Amendment.


                  (vi) The representation and warranties of the Credit Parties set forth in Section 3 of the Third Amendment are true and correct as of the date hereof (except those that relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.


                  (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.


         The Credit Parties hereby incorporate the representations and warranties contained in Section 1 of the Credit Agreement (together with all related defined terms) as in effect on the date hereof (and after giving effect to the Fourth Amendment to Amended and Restated Revolving Credit Agreement, executed on or about the date hereof by the Company, certain subsidiaries of the Company, BetzDearborn Canada, Inc., Bank of America, N.A., Bank of America Canada, and the several banks and financial institutions identified on the signature pages thereto) by reference herein to the same extent as if set forth at length herein (the "Incorporated Provisions") and each hereby makes such representations and warranties (to the knowledge of the Company, when applicable under the Credit Agreement) for the benefit of Prudential as of the date hereof in connection with the execution and delivery of this Amendment; provided, that references in the Incorporated Provisions to "this Agreement" and "Notes" shall be taken as references to the Note Agreement as amended hereby and to the Notes outstanding thereunder. The Company represents and warrants to Prudential that no Default or Event of Default exists under the Note Agreement, both before and after giving effect to the provisions of this Amendment.


SECTION 4. EFFECTIVENESS OF AMENDMENTS

         The provisions of this Amendment shall become effective upon the execution and delivery of a counterpart of this Amendment by all of the parties hereto and the satisfaction of the following additional conditions precedent:


         (a) Prudential shall have received counterparts of this Amendment, of the Fourth Amendment With Respect to Note Purchase Agreement, dated as of April 19, 1999, and of the Waiver, dated as of April 5, 2001, among the parties hereto, duty executed and delivered by each of the Credit Parties and by the Trustee;


         (b) no Default or Event of Default shall have occurred and be continuing;

         (c) Prudential shall have received an amendment fee in an amount equal to $75,461;

         (d) Prudential shall have received from a Responsible Officer of the Company a certificate to the effect that as of the date of the effectiveness of this Amendment all representations and warranties made by the Company and each other Credit Party in this Amendment and each other Credit Document are true and correct in all material respects.

SECTION 5. MISCELLANEOUS

         Section 5.1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Agreement.


         Section 5.2. References. On and after the effective date of this Amendment, each reference in the Note Agreement and the Notes shall mean and be a reference to the Note Agreement as amended by this Amendment.



         Section 5.3. Expenses. The Company agrees to pay all reasonable costs and expenses incurred by Prudential in connection with the preparation, execution and delivery of this Amendment, and the consummation of the transactions contemplated hereby, including the reasonable fees and expenses of Prudential's counsel.


         Section 5.4. Ratification The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects modified and confirmed. Except as expressly modified and amended in this Amendment, all of the terms, provisions end conditions of the Credit Documents shall remain unchanged and in full force and effect.


         Section 3.5. Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto is separate counterparts, each of which counter shall be an original and all of which taken together shall constitute one and the same agreement.



         Section 5.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ESOT:

                                               BETZDEARBORN INC. EMPLOYEE STOCK
                                               OWNERSHIP AND 401(K) TRUST
                                               ESTABLISHED BY THE BETZDEARBORN
                                               INC. EMPLOYEE STOCK OWNERSHIP AND
                                               401(K) PLAN


                                               By:      PUTNAM FIDUCIARY TRUST
                                                        COMPANY as Trustee

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


PRUDENTIAL:                                    THE PRUDENTIAL INSURANCE COMPANY
                                               OF AMERICA

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


COMPANY:                                       HERCULES INCORPORATED, A DELAWARE
                                               CORPORATION

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

SUBSIDIARY GUARANTORS
(list continues on the next page):

                                        BETZDEARBORN CANADA, INC.
                                          an Ontario corporation
                                        HERCULES CREDIT, INC.
                                          an Delaware corporation
                                        HERCULES FLAVOR, INC.,
                                          a Delaware corporation
                                        WSP, INC.
                                          a Delaware corporation
                                        AQUALON COMPANY,
                                          a Delaware corporation
                                        HERCULES FINANCE COMPANY,
                                          a Delaware partnership

                                        FIBERVISIONS, L.L.C.,
                                          a Delaware limited liability company

                                        FIBERVISIONS INCORPORATED,
                                          a Delaware corporation
                                        FIBERVISIONS PRODUCTS, INC.,
                                          a Georgia corporation
                                        BETZDEARBORN, INC.,
                                          a Pennsylvania corporation
                                        BETZDEARBORN EUROPE, INC.,
                                          a Delaware corporation
                                        DRC, LTD.,
                                          a Delaware corporation

                                        BL TECHNOLOGIES, INC.,
                                          a Delaware corporation

                                        BLI HOLDINGS CORP.
                                          a Delaware corporation
                                        HERCULES SHARED SERVICES
                                        CORPORATION, a Delaware corporation
                                        BETZDEARBORN INTERNATIONAL,
                                        INC., a Pennsylvania corporation

                                        (execution on behalf of the foregoing
                                        Subsidiary Guarantors is on the
                                        following page)

SUBSIDIARY GUARANTORS

(continued from previous page):


                                        ATHENS HOLDINGS, INC.,
                                          a Delaware corporation
                                        BETZDEARBORN CHINA, LTD.,
                                          a Delaware corporation
                                        BL CHEMICALS INC.,
                                          a Delaware corporation
                                        CHEMICAL TECHNOLOGIES INDIA, LTD.,
                                          a Delaware corporation
                                        COVINGTON HOLDINGS, INC.,
                                          a Delaware corporation
                                        EAST BAY REALTY SERVICES, INC.,
                                          a Delaware corporation
                                        FIBERVISIONS, L.P.,
                                          a Delaware partnership
                                        HERCULES CHEMICAL CORPORATION,
                                          a Delaware corporation
                                        HERCULES COUNTRY CLUB, INC.,
                                          a Delaware corporation
                                        HERCULES EURO HOLDINGS, LLC,
                                          a Delaware limited liability company

                                        HERCULES INTERNATIONAL LIMITED, L.L.C.,
                                          a Delaware limited liability company

                                        HERCULES INVESTMENTS, LLC,
                                          a Delaware Limited liability company
                                        HISPAN CORPORATION,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        for each of the foregoing Subsidiary
                                        Guarantors listed on this page and the
                                        preceding page



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